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                                                                   EXHIBIT 10.18


                          K.R.M. PETROLEUM CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT

OPTION NO.: 3

OPTIONEE: Charles E. Drimal, Jr.

DATE OF GRANT: May 16, 1989

OPTION PRICE: $1.00

COVERED SHARES: 523,125

         1. Definitions. All terms used in this Agreement shall have the meanings set forth below:

                 (a)      "Agreement" means this Nonstatutory Stock Option
Agreement.

                 (b) "Change in Control" means the acquisition of 51% or more of the outstanding voting capital stock of the Corporation by any company or other person or group of companies or other persons acting in concert, or the merger or consolidation of the Corporation with, or the acquisition of a majority of the assets of the Corporation by, any of such persons.

                 (c) "Code" means the Internal Revenue Code of 1986, as amended.

                 (d) "Common Stock" means the common stock, par value $0.10 per share, of the Corporation.

                 (e) "Corporation" means K.R.M. Petroleum Corporation, a Delaware corporation, and any successor thereto.

                 (f) "Covered Shares" means the number of Shares set forth on page 1 of this Agreement.

                 (g) "Date of Exercise" means the date on which the Corporation receives notice of the exercise of the Option in accordance with the terms of Article 4.


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                          K.R.M. PETROLEUM CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT

OPTION NO.:   4

OPTIONEE:        Charles E. Drimal, Jr.

DATE OF GRANT: May 16, 1989

OPTION PRICE: $1.25

COVERED SHARES: 174,375

         1. Definitions. All terms used in this Agreement shall have the meanings set forth below:

                 (a)      "Agreement" means this Nonstatutory Stock Option
Agreement.

                 (b) "Change in Control" means the acquisition of 51% or more of the outstanding voting capital stock of the Corporation by any company or other person or group of companies or other persons acting in concert, or the merger or consolidation of the Corporation with, or the acquisition of a majority of the assets of the Corporation by, any of such persons.

                 (c) "Code" means the Internal Revenue Code of 1986, as amended.

                 (d) "Common Stock" means the common stock, par value $0.10 per share, of the Corporation.

                 (e) "Corporation" means K.R.M. Petroleum Corporation, a Delaware corporation, and any successor thereto.

                 (f) "Covered Shares" means the number of Shares set forth on page 1 of this Agreement.

                 (g) "Date of Exercise" means the date on which the Corporation receives notice of the exercise of the Option in accordance with the terms of Article 4.
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                          K.R.M. PETROLEUM CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT

OPTION NO.:      5

OPTIONEE:        Beverly A. Cummings

DATE OF GRANT: May 16, 1989

OPTION PRICE: $1.00

COVERED SHARES: 52,500

         1. Definitions. All terms used in this Agreement shall have the meanings set forth below:

                 (a)      "Agreement" means this Nonstatutory Stock Option
Agreement.

                 (b) "Change in Control" means the acquisition of 51% or more of the outstanding voting capital stock of the Corporation by any company or other person or group of companies or other persons acting in concert, or the merger or consolidation of the Corporation with, or the acquisition of a majority of the assets of the Corporation by, any of such persons.

                 (c) "Code" means the Internal Revenue Code of 1986, as amended.

                 (d) "Common Stock" means the common stock, par value $0.10 per share, of the Corporation.

                 (e) "Corporation" means K.R.M. Petroleum Corporation, a Delaware corporation, and any successor thereto.

                 (f) "Covered Shares" means the number of Shares set forth on page 1 of this Agreement.

                 (g) "Date of Exercise" means the date on which the Corporation receives notice of the exercise of the Option in accordance with the terms of Article 4.
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                          K.R.M. PETROLEUM CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT

OPTION NO.: 6

OPTIONEE:        Beverly A. Cummings

DATE OF GRANT:   May 16, 1989

OPTION PRICE: $1.25

COVERED SHARES: 17,500

         1. Definitions. All terms used in this Agreement shall have the meanings set forth below:

                 (a)      "Agreement" means this Nonstatutory Stock Option
Agreement.

                 (b) "Change in Control" means the acquisition of 51% or more of the outstanding voting capital stock of the Corporation by any company or other person or group of companies or other persons acting in concert, or the merger or consolidation of the Corporation with, or the acquisition of a majority of the assets of the Corporation by, any of such persons.

                 (c) "Code" means the Internal Revenue Code of 1986, as amended.

                 (d) "Common Stock" means the common stock, par value $0.10 per share, of the Corporation.

                 (e) "Corporation" means K.R.M. Petroleum Corporation, a Delaware corporation, and any successor thereto.

                 (f) "Covered Shares" means the number of Shares set forth on page 1 of this Agreement.

                 (g) "Date of Exercise" means the date on which the Corporation receives notice of the exercise of the Option in accordance with the terms of Article 4.
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                                                                               2


                 (h) "Date of Grant" means the date on which the option is granted.

                 (i) "Fair Market Value" of a Share means the amount equal to the fair market value of a Share as determined by the Board pursuant to a reasonable method adopted in good faith for such purpose.

                 (j) "Option" means the option to purchase the Covered Shares granted pursuant to this Agreement.

                 (k) "Option Period" means the period during which the option may be exercised.

                 (l) "Option Price" means the price per Share at which the Option may be exercised, as set forth on page 1 of this Agreement.

                 (m) "Optionee" means the individual to whom the Option is granted.

                 (n) "Securities Act" means the Securities Act of 1933, as amended.

                 (o) "Share" means a share of authorized but unissued or reacquired Common Stock.

                 (p) "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Corporation, either directly or through one or more other Subsidiaries.

         2. Grant of Option. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Optionee an Option to purchase the Covered Shares from the Corporation at the Option Price, as the same may be adjusted from time to time pursuant to the terms of Article 6.

         3.      Terms of the Option.

                 (a) Type of Option. The Option is intended to be a nonstatutory stock option, and is not an incentive stock option within the meaning of section 422A of the Code.

                 (b) Option Period. The Option may be exercised with respect to full Shares (and no fractional Shares shall be issued) as follows:
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                                                                               3

                           (i)     the Option shall not be exercisable until one
year after the Date of Grant;

                          (ii)     the Option shall be exercisable with respect
to 20% of the Covered Shares beginning one year after the Date of Grant;

                         (iii)     the Option shall be exercisable with respect
to a cumulative maximum of 40% of the Covered Shares beginning two years after the Date of Grant;

                          (iv)     the Option shall be exercisable with respect
to a cumulative maximum of 60% of the Covered Shares beginning three years after the Date of Grant;

                           (v)     the Option shall be exercisable with respect
to a cumulative maximum of 80% of the Covered Shares beginning four years after the Date of Grant; and

                          (vi)    the Option shall be fully exercisable
beginning five years after the Date of Grant.

                 (c) Notwithstanding anything to the contrary contained herein, the Option shall expire at the earlier of (i) three months after termination of the Optionee's employment with the Corporation or its Subsidiary for any reason except death or disability or (ii) one year after termination of the Optionee's employment with the Corporation or its Subsidiary by reason of death or disability.

                 (d) Nontransferability. The Optionee may not assign or transfer the option other than by will or by the laws of descent and distribution. The Option may be exercised, during the Optionee's lifetime, only by the Optionee. To the extent the Option is exercisable at the time of the Optionee's death, it is exercisable by the person designated by will or entitled by the laws of descent and distribution, upon such death, to any remaining rights arising out of the Option. The Option is not subject, in whole or in part, to attachment, execution or levy of any kind.

                 (e) Payment upon Change in Control. Upon a Change in Control, the Corporation shall pay the Optionee in complete cancellation of the Option an amount of cash equal to the product of (i) the excess of (A) the Fair Market Value of a Share on the date of such Change in Control over (B) the
Option Price times (ii) the number of Shares with respect to which the Option is then outstanding and has not terminated, whether or not the Option is then exercisable with respect to such Shares.
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                                                                               4

         4.      Exercise.

                 (a) Notice. The Option shall be exercised, in whole or in part, by the delivery to the Corporation of written notice of such exercise, in such form as the Corporation may from time to time prescribe, accompanied by:
(i) full payment of the Option Price with respect to that portion of the Option being exercised and (ii) full payment of any amounts required to be withheld pursuant to applicable income tax laws in connection with such exercise. The date of delivery of such notice shall be the Date of Exercise of such Option. Until the Corporation notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option.

                 (b) Payment of the Option Price and Withholding. Upon exercise of the Option, in whole or in part, the Optionee shall pay the Option Price and satisfy any applicable income tax withholding requirements in cash.

                 (c) Effect. The exercise, in whole or in part, of the Option shall cause a reduction in the number of unexercised Covered Shares equal to the number of Shares with respect to which the Option is exercised.

         5. Restrictions on Exercise and upon Shares Issued upon Exercise. Notwithstanding any other provision of this Agreement, the Optionee agrees, for himself and his successors, that the Option may not be exercised at any time that the Corporation does not have in effect a registration statement under the Securities Act relating to the offer of Common Stock to the Optionee, unless the Optionee furnishes to the Corporation an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration is not required, or unless the Corporation agrees to permit such exercise. The Optionee further agrees, for himself and his successors, that (i) upon the issuance of any Shares upon the exercise of the Option, he will, upon the request of the Corporation, agree in writing that he is acquiring such Shares for investment only and not with a view to resale, and (ii) that he will not sell, pledge or otherwise dispose of such Shares so issued unless and until:

                 (a)      the Corporation is furnished with an opinion of
counsel to the effect that registration of such Shares is not required by the Securities Act or by the rules and regulations thereunder;
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                                                                               5

                 (b) the staff of the Securities and Exchange Commission has issued a "no-action" letter with respect to such disposition; or

                 (C) such registration or notification as is, in the opinion of counsel for the Corporation, required for the lawful disposition of such Shares has been filed by the Corporation and has become effective; provided, however, that the Corporation is not obligated hereby to file any such registration or notification.

The Optionee further agrees that the Corporation may place a legend embodying such restriction on the certificates evidencing such Shares.

         6. Capital Adjustments. The number of Shares subject to the Option and the Option Price shall be subject to such adjustment, if any, as the Corporation in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation.

         7. Rights as Shareholder. The Optionee shall have no rights as a shareholder with respect to any Shares subject to the Option until and unless a certificate or certificates representing such Shares are issued to the Optionee pursuant to this Agreement. Except as the Corporation may determine, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         8. Employment. Neither the granting of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Corporation to employ the Optionee for any period.

         9. Governing Law. This Agreement shall be governed, construed and administered in accordance with the laws of the State of Delaware.
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                                                                               6

                 IN WITNESS WHEREOF, the Corporation has caused this Agreement to be signed on its behalf effective as of the Date of Grant.

ATTEST:


                                            K.R.M. PETROLEUM CORPORATION

[ILLEGIBLE]                                 By: /s/ BEVERLY A. CUMMINGS
-------------------------------------          --------------------------------
Accepted and agreed to as of the Date of Grant.

                                 [ILLEGIBLE]
                     -----------------------------------
                                  Optionee
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                                   EXHIBIT A

                               EXERCISE OF OPTION

Secretary
K.R.M. Petroleum Corporation

         The undersigned optionee under the Nonstatutory Stock Option Agreement identified as Option No._____ (the "Agreement"), hereby irrevocably elects to exercise the Option granted in the Agreement to purchase _____ shares of common voting stock of K.R.M. Petroleum Corporation, $0.10 par value, and herewith makes payment of $ ________ in cash in payment of the option price in respect of such exercise.


                                              ---------------------------------
                                                  (Signature of Optionee)

Date Received by K.R.M. Petroleum Corporation:
                                              ---------------------------------



                                  Received by:
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